EXHIBIT 99.1
                                                                    ------------


[Diamond Offshore logo]


FOR IMMEDIATE RELEASE                                     CONTACT: LES VAN DYKE
                                                   DIRECTOR, INVESTOR RELATIONS
                                                                 (281) 492-5370

                    DIAMOND OFFSHORE DRILLING, INC. ANNOUNCES
                           FIRST QUARTER 2004 RESULTS

Houston, Texas, April 20, 2004 -- Diamond Offshore Drilling, Inc. (NYSE:DO) today reported a net loss for the first quarter of 2004 of $11.0 million, or $0.08 per share on a diluted basis, compared with a net loss of $21.6 million, or $0.17 per share on a diluted basis in the same period a year earlier. Revenues for the first quarter of 2004 were $184.2 million, compared with revenues of $146.1 million for the first quarter of 2003.


Diamond Offshore President and Chief Operating Officer Larry Dickerson noted that, "Results for the quarter were impacted by planned surveys as well as greater than anticipated idle time on several of the Company's mid-water and deepwater units. However, market conditions appear to be improving, and we are realizing benefits from continuing cost control programs initiated in 2003. Scheduled survey work is expected to be completed in the second quarter, and our goal is to resume the sequential quarterly improvements achieved last year as we move forward in 2004."

Diamond Offshore is a leader in deep water drilling. The Company's fleet of 45 offshore drilling rigs consists of 30 semisubmersibles, 14 jack-ups and one drillship. The fleet operates in the waters of six of the world's seven continents.

As previously announced, Diamond Offshore will provide an online, real-time simulcast and rebroadcast of its 2004 first quarter earnings release conference call. The live broadcast of the Diamond Offshore Drilling, Inc. quarterly conference call will be available online at www.diamondoffshore.com on April 20, 2004, beginning at 9:00 a.m. Central Time. The online replay will follow immediately and continue for 5 days after the original call. Please go to the web site at least 15 minutes before the broadcast to register, download and install any necessary audio software.

Statements in this press release may contain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Securities Exchange Act of 1934, as amended, and are inherently subject to a variety of risks and uncertainties that could cause actual results to differ materially from those anticipated or projected. A discussion of the risk factors that could impact these areas and the Company's overall business and financial performance can be found in the Company's reports and other filings with the Securities and Exchange Commission. These factors include, among others, general economic and business conditions, casualty losses, industry fleet capacity, changes in foreign and domestic oil and gas exploration and production activity, competition, changes in foreign, political, social and economic conditions, regulatory initiatives and compliance with governmental regulations, customer preferences and various other matters, many of which are beyond the Company's control. Given these concerns, investors and analysts should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of this press release. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement to reflect any change in the Company's expectations with regard thereto or any change in events, conditions or circumstances on which any forward-looking statement is based.

                                      ####

                DIAMOND OFFSHORE DRILLING, INC. AND SUBSIDIARIES


                      CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (Unaudited)
                      (In thousands, except per share data)

                                                                               THREE MONTHS ENDED
                                                                                    MARCH 31,
                                                                       ------------------------------------
                                                                              2004               2003
                                                                      -----------------   ----------------
  REVENUES:
          Contract drilling..........................................  $        177,240   $        139,859
          Revenues related to reimbursable expenses..................             6,958              6,290
                                                                       -----------------  -----------------
                Total revenues.......................................           184,198            146,149
                                                                       -----------------  -----------------

  OPERATING EXPENSES:
          Contract drilling..........................................           134,678            113,670
          Reimbursable expenses........................................           6,234              5,738
          Depreciation...............................................            44,520             47,277
          General and administrative.................................             8,789              7,200
          Gain on sale of assets.....................................              (325)                (1)
                                                                       -----------------  -----------------
                Total operating expenses.............................           193,896            173,884
                                                                       -----------------  -----------------

  OPERATING LOSS.....................................................            (9,698)           (27,735)

  OTHER INCOME (EXPENSE):
          Interest income............................................             1,568              4,156
          Interest expense...........................................            (6,354)            (5,575)
          Loss on sale of marketable securities......................               (25)               (61)
             Other, net..............................................              (154)             1,742
                                                                       -----------------  -----------------

  LOSS BEFORE INCOME TAX BENEFIT.....................................           (14,663)           (27,473)

  INCOME TAX BENEFIT.................................................             3,691              5,907
                                                                       -----------------  -----------------

  NET LOSS..........................................................   $        (10,972)  $        (21,566)
                                                                       =================  =================

  EARNINGS PER SHARE:
          Basic .....................................................  $          (0.08)  $          (0.17)
                                                                       =================  =================
          Diluted....................................................  $          (0.08)  $          (0.17)
                                                                       =================  =================

  WEIGHTED AVERAGE SHARES OUTSTANDING:
             Common shares...........................................           129,322            130,336
             Dilutive potential common shares........................                --                 --
                                                                       -----------------  -----------------
                     Total weighted average shares outstanding.......           129,322            130,336
                                                                       =================  =================


                DIAMOND OFFSHORE DRILLING, INC. AND SUBSIDIARIES

                              RESULTS OF OPERATIONS
                                   (Unaudited)
                                 (In thousands)

                                                                                             THREE MONTHS ENDED
                                                                                                   MARCH 31,
                                                                                  ---------------------------------
                                                                                        2004             2003
                                                                                  ---------------- ----------------
                          REVENUES
                            High Specification Floaters.......................          $  64,752         $ 63,634
                            Other Semisubmersibles............................             71,135           51,703
                            Jack-ups..........................................             40,819           23,566
                            Integrated Services...............................                 --            1,189
                            Other.............................................                534               --
                            Eliminations......................................                 --             (233)
                                                                                  ---------------- ----------------
                          TOTAL CONTRACT DRILLING REVENUE.....................          $ 177,240        $ 139,859
                                                                                  ================ ================

                          REVENUES RELATED TO REIMBURSABLE EXPENSES...........          $   6,958         $  6,290
                                                                                  ================ ================

                          CONTRACT DRILLING EXPENSE
                            High Specification Floaters.......................          $  42,470         $ 38,276
                            Other Semisubmersibles............................             62,992           49,717
                            Jack-ups..........................................             27,937           24,251
                            Integrated Services...............................                 --            1,249
                            Other.............................................              1,279              410
                            Eliminations......................................                 --             (233)
                                                                                  ---------------- ----------------
                          TOTAL CONTRACT DRILLING EXPENSE.....................          $ 134,678        $ 113,670
                                                                                  ================ ================

                          REIMBURSABLE EXPENSES...............................          $   6,234        $   5,738
                                                                                  ================ ================

                          OPERATING LOSS
                            High Specification Floaters.......................          $  22,282        $  25,358
                            Other Semisubmersibles............................              8,143            1,986
                            Jack-ups..........................................             12,882             (685)
                            Integrated Services...............................                 --             (60)
                            Other.............................................               (745)            (410)
                            Reimbursables, net................................                724              552
                            Depreciation Expense..............................            (44,520)         (47,277)
                            General and Administrative Expense................             (8,789)          (7,200)
                            Gain on Sale of Assets............................                325                1
                                                                                  ---------------- ----------------
                                    Total Operating Loss......................           $ (9,698)       $ (27,735)
                                                                                  ================ ================


                DIAMOND OFFSHORE DRILLING, INC. AND SUBSIDIARIES

                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (In thousands)

                                                                                  MARCH 31,          DECEMBER 31,
                                                                             ---------------------------------------
                                                                                    2004                 2003
                                                                             -------------------  -------------------
                                                                                (unaudited)
ASSETS

Current assets:
      Cash and cash equivalents...........................................   $          115,969   $          106,345
      Marketable securities (1)...........................................              627,773              503,995
      Accounts receivable.................................................              149,447              154,124
      Rig inventory and supplies..........................................               48,520               48,035
      Prepaid expenses and other..........................................               19,890               22,764
                                                                             -------------------  -------------------
                    Total current assets..................................              961,599              835,263

Drilling and other property and equipment, net of
     accumulated depreciation.............................................            2,236,575            2,257,876
Goodwill, net of accumulated amortization.................................                7,695               11,099
Other assets..............................................................               30,162               30,781
                                                                             -------------------  -------------------
                    Total assets..........................................   $        3,236,031   $        3,135,019
                                                                             ===================  ===================

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
      Accrued investment purchase (1).....................................   $          124,908   $              --
      Other current liabilities...........................................              100,100              100,000
                                                                             -------------------  -------------------
                    Total current liabilities.............................              225,008              100,000


Long-term debt............................................................              932,002              928,030

Deferred tax liability....................................................              379,095              384,505

Other liabilities.........................................................               38,262               42,004

Stockholders' equity....................................................              1,661,664            1,680,480
                                                                             -------------------  -------------------
                    Total liabilities and stockholders' equity............   $        3,236,031   $        3,135,019
                                                                             ===================  ===================


(1) Marketable securities and current liabilities at March 31, 2004 reflect an additional $124.9 million due to an accrual for the purchase of a treasury bill on March 30, 2004 which was settled on April 1, 2004.

                DIAMOND OFFSHORE DRILLING, INC. AND SUBSIDIARIES


                        AVERAGE DAYRATES AND UTILIZATION

                                       FIRST QUARTER                     FOURTH QUARTER                FIRST QUARTER
                                            2004                              2003                         2003
 -----------------------------------------------------------------------------------------------------------------------
                                DAYRATE      UTILIZATION      DAYRATE      UTILIZATION      DAYRATE      UTILIZATION
------------------------------------------------------------------------------------------------------------------------
                                                                (Dayrate in thousands)

  HIGH SPECIFICATION FLOATERS      $93            77%           $97             84%            $94            83%
  OTHER SEMISUBMERSIBLES           $57            66%           $56             69%            $62            43%
  JACK-UPS                         $36            85%           $30             72%            $28            68%

